Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

Board of Directors and Management

North Mill Equipment Finance LLC and Subsidiaries (the Company)

601 Merritt 7, Suite 5

Norwalk, Connecticut 06851

And

Truist Securities, Inc.

711 Fifth Avenue

New York, New York 10022

And

Deutsche Bank Securities Inc.

1 Columbus Circle, 5th Floor

New York, New York 10019

We have performed the procedures enumerated below on certain records and transactions of the Company for the purpose of assisting the Company, Truist Securities, Inc. and Deutsche Bank Securities Inc. (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by NMEF Funding 2022-B, LLC in accordance with the confidential Preliminary Offering Circular dated on or around September 28, 2022. The Company is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by NMEF Funding 2022-B, LLC in accordance with the confidential Preliminary Offering Circular dated on or around September 28, 2022. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by NMEF Funding 2022-B, LLC in accordance with the confidential Preliminary Offering Circular dated on or around September 28, 2022. Additionally, Truist Securities, Inc. and Deutsche Bank Securities Inc. have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

(ii)	The fields in the Loan Data Files and signed Contract shall be herein referred to as “Specified Attributes.”

(iii)	The term “Contract” means the equipment receivable contract in the form of a Security Agreement, Lease Agreement, or Amendment associated with the respective Security Agreement or Lease Agreement.

(iv)	The term “Contract File” means any electronic documentation in the case of Contracts using electronic contracts.

On September 9, 2022, the Specified Parties provided us with the Loan Data File with a cutoff date of August 31, 2022 (the “August Loan Data File”) containing 2,329 individual customer accounts (herein referred to as “Underlying Assets”) that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a haphazard sample of 100 individual customer accounts from the Underlying Assets, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the Arrangement Letter dated August 19, 2022, on the haphazard sample of 100 individual customer accounts. From September 9, 2022 to September 19, 2022, we were provided with the source documents referenced in Exhibit A related to the respective 100 individual customer accounts.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the August Loan Data File to the corresponding source documents outlined in Exhibit A.

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	Original Amount Financed: +/- $1.00

•	Amount of the Monthly Payment: +/- $1.00

•	Amount of the Residual Value: +/- $1.00

We found all Specified Attributes to be in agreement to source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets except for those set forth in Exhibit A.

We also inspected the presence of, compared or verified the following on the sample of 100 Underlying Assets:

•	Signed Contract or electronic documentation in the case of Contracts using electronic contracts.

We identified no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by NMEF Funding 2022-B, LLC in accordance with the confidential Preliminary Offering Circular dated on or around September 28, 2022. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

September 28, 2022

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Customer Name (Cust Name)	Contract or Contract File

2	Equipment Contract Type (Finance Product)	Contract or Contract File

3	Equipment Type (Equipment Bucket)	Contract or Contract File

4	Original Term of Contract (Term_calc)	Contract or Contract File

5	Original Amount Financed (Amount Financed)	Contract or Contract File

6	Amount of the Monthly Payment (PMT)	Contract or Contract File

7	Amount of the Residual Value (Residual)	Contract or Contract File

8	Customer State (Cust State)	Contract or Contract File

9	Month of Origination (Start Date)	Contract or Contract File